 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2011

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

OREGON	0-26844	93-0945232
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5445 N.E. Dawson Creek Drive, Hillsboro, OR		97124
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(503) 615-1100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 11, 2011, RadiSys Corporation (“RadiSys”) filed with the Securities Exchange Commission a Current Report on Form 8-K (File No. 000-26844) stating that it had completed its previously announced acquisition of Continuous Computing Corporation ("Continuous Computing"). This Current Report on Form 8-K/A amends Item 9.01 of the Form 8-K to include the financial information required under Item 9.01 that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b).

Item 9.01. Financial Statements and Exhibits.

(a)     Financial statements of Business Acquired.

The audited consolidated financial statements of Continuous Computing as of September 30, 2010 and 2009 and for the years ended September 30, 2010 and 2009 are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

The audited consolidated financial statements of Continuous Computing as of September 30, 2009 and 2008 and for the years ended September 30, 2009 and 2008 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Continuous Computing as of June 30, 2011 and September 30, 2010 and for the nine months ended June 30, 2011 and 2010 are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(b)    Pro Forma Financial Information.

The unaudited pro forma combined condensed financial information as of June 30, 2011 and for the year ended December 31, 2010 and for the six months ended June 30, 2011 are filed as Exhibit 99.4 to this Form 8-K/A and incorporated herein by reference.

(c)    Exhibits.

Exhibit No	Description
23.1*	Consent of Ernst and Young, LLP, independent auditor.

99.1*	Audited consolidated financial statements of Continuous Computing Corporation as of September 30, 2010 and 2009, and for the years ended September 30, 2010 and 2009.

99.2*	Audited consolidated financial statements of Continuous Computing Corporation as of September 30, 2009 and 2008, and for the years ended September 30, 2009 and 2008.

99.3*	Unaudited condensed consolidated financial statements of Continuous Computing Corporation as of June 30, 2011 and September 30, 2010 and for the nine months ended June 30, 2011 and 2010.

99.4*	Unaudited pro forma combined condensed financial information as of June 30, 2011 and for the year ended December 31, 2010 and for the six months ended June 30, 2011

*	Filed herewith

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RADISYS CORPORATION
Date:	September 15, 2011	By:	/S/ BRIAN BRONSON
Brian Bronson
President and Chief Financial Officer

Exhibit No	Description
23.1*	Consent of Ernst and Young, LLP, independent auditor.

99.1*	Audited consolidated financial statements of Continuous Computing Corporation as of September 30, 2010 and 2009, and for the years ended September 30, 2010 and 2009.

99.2*	Audited consolidated financial statements of Continuous Computing Corporation as of September 30, 2009 and 2008, and for the years ended September 30, 2009 and 2008.

99.3*	Unaudited condensed consolidated financial statements of Continuous Computing Corporation as of June 30, 2011 and September 30, 2010 and for the nine months ended June 30, 2011 and 2010.

99.4*	Unaudited pro forma combined condensed financial information as of June 30, 2011 and for the year ended December 31, 2010 and for the six months ended June 30, 2011

*    Filed Herewith.